United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 22, 2023

Date of Report (Date of earliest event reported)

NUKKLEUS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

525 Washington Blvd. Jersey City, New Jersey	07310
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-791-4663

Brilliant Acquisition Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NUKK	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $11.50 per share	NUKKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously announced, on June 23, 2023, Brilliant Acquisition Corporation, a British Virgin Islands company (prior to the Merger “Brilliant”, and following the Merger, a Delaware corporation “Nukkleus”), entered into an Amended and Restated Agreement and Plan of Merger (as amended by the First Amendment to the Amended and Restated Agreement and Plan of Merger on November 1, 2023, the “Merger Agreement”), by and among Brilliant BRIL Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Brilliant (“Merger Sub”), and Nukkleus Inc., a Delaware corporation (“Old Nukk”).

The Merger Agreement provides that, among other things, at the closing (the “Closing”) of the transactions contemplated by the Merger Agreement, Merger Sub merged with and into Old Nukk (the “Merger”), with Old Nukk surviving as a wholly-owned subsidiary of Brilliant. In connection with the Merger, Brilliant changed its name to “Nukkleus Inc.” (“Nukkleus” or “Combined Company”). The Merger and other transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination.”

Brilliant held a special meeting, at which its shareholders voted to approve the proposals outlined in the final prospectus and definitive proxy statement dated November 13, 2023 (the “Joint Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (“SEC”), including, among other things, the adoption of the Merger Agreement. On December 22, 2023, as contemplated by the Merger Agreement and described in the sections titled “Brilliant Proposal 1 - The Brilliant Business Combination Proposal” beginning on page 104 of the Joint Proxy Statement/Prospectus, and “Nukkleus Proposal 1 - The Nukkleus Business Combination Proposal” beginning on page 95 of the Joint Proxy Statement/Prospectus, Merger Sub merged with and into Old Nukk, and the separate corporate existence of Merger Sub ceased, with Old Nukk being the surviving corporation and wholly owned subsidiary of Brilliant.

In connection with the Business Combination, Brilliant (a) re-domiciled out of the British Virgin Islands and continued as a company incorporated in the State of Delaware, prior to the Closing (the “Domestication”); (b) upon the Domestication adopted the Interim Charter (as described in the joint proxy statement/prospectus) (c) filed an amended and restated certificate of incorporation (the “Amended Certificate of Incorporation”) and (d) changed its name to “Nukkleus Inc.”

Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Joint Proxy Statement/Prospectus and such definitions are incorporated herein by reference.

Business Combination Consideration

As a result of the Business Combination, all of the outstanding shares of common stock, par value $0.0001 per share, of Old Nukk (“Old Nukk Common Stock”) were cancelled in exchange for the right to receive a pro-rata portion of 10,500,000 shares of common stock of Brilliant (“Brilliant Common Stock”). Each outstanding option to purchase shares of Old Nukk Common Stock (whether vested or unvested) was assumed by Brilliant and automatically converted into an option to purchase shares of Brilliant Common Stock (each, an “Assumed Option”). The holder of each Assumed Option has: (i) the right to acquire a number of shares of Brilliant Common Stock equal to (as rounded down to the nearest whole number) the product of (A) the number of shares of Old Nukk Common Stock subject to such option prior to the effective time of the Merger, multiplied by (B) the exchange ratio of 1:35 (the “Exchange Ratio”); (ii) have an exercise price equal to (as rounded up to the nearest whole cent) the quotient of (A) the exercise price of the option, divided by (B) the Exchange Ratio; and (iii) be subject to the same vesting schedule as the applicable option of Old Nukk.

In connection with the Domestication, all of the issued and outstanding ordinary shares, no par value per share, of Brilliant (“Brilliant Ordinary Shares”), rights to receive one-tenth of one ordinary share of Brilliant per right (“Brilliant Rights”) and warrants entitling the holder thereof to purchase one Brilliant Ordinary Share at a price of $11.50 per Brilliant Ordinary Share (“Brilliant Warrants”) will remain outstanding and become substantially identical securities of the SPAC as a Delaware corporation. The holders of Brilliant securities, other than Brilliant’s sponsor or affiliates, received an additional issuance, as follows: (1) in the case of holders of Brilliant Ordinary Shares, such number of newly issued shares of Brilliant Common Stock equal to a pro rata share of the Backstop Pool (as defined below); and (2) in the case of holders of Brilliant Rights, such number of shares of Brilliant Common Stock equal to a pro rata share of the Backstop Pool, in each case subject to rounding in accordance with the Merger Agreement (such ratio of the aggregate number of shares of Brilliant Common Stock issuable to each Brilliant public shareholder, including such shareholder’s share in the Backstop Pool, to the aggregate number of Brilliant Ordinary Shares and Brilliant Rights held by such Brilliant public shareholder, the “SPAC Additional Share Ratio”). Outstanding Brilliant Warrants held by holders other than Brilliant’s sponsor or affiliates received a number of Brilliant Warrants equal to one warrant exercisable to receive one share of Brilliant Common Stock plus an additional number of warrants equal to the SPAC Additional Share Ratio, with each warrant exercisable to receive one share of Brilliant Common Stock per warrant. The Backstop Pool is defined in the Merger Agreement as a pool of shares of Brilliant Common Stock equal to the lower of (1) 1,012,000 and (2) 40% of the aggregate number of Brilliant Ordinary Shares and Brilliant Rights, subject to rounding in accordance with the Merger Agreement. In connection with the Business Combination, the Backstop Pool was equal to 40% of the aggregate number of Brilliant Ordinary Shares and Brilliant Rights.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibits 2.1 and 2.2 and is incorporated herein by reference.

Closing

In connection with the Business Combination, holders of 330,345 shares of Brilliant Ordinary Shares exercised their right to redeem their shares for cash at a redemption price of approximately $11.57 per share, for an aggregate redemption amount of $3,822,431.16.

Immediately after giving effect to the redemption of 256,994 shares of Brilliant Ordinary Shares in connection with the Business Combination, there were 1,557,702 shares of Brilliant Ordinary Shares (consisting of Brilliant public shares Brilliant founder shares, and Brilliant private shares) and 6,701,000 Brilliant Warrants outstanding.

After giving effect to the redemption of Brilliant Common Stock in connection with the Business Combination, and the Business Combination, there are 13,899,713 shares of Nukkleus Common Stock, and 6,701,000 Nukkleus Warrants outstanding. Upon the consummation of the Business Combination, Nukkleus Common Stock and Nukkleus Warrants began trading on December 26, 2023 on the NASDAQ under the symbols “NUKK and “NUKKW” respectively. The Brilliant Common Stock, Brilliant Units, Brilliant Rights and Brilliant Warrants ceased trading under the symbols BRLI, BRLIU, BRLIR and BRLIW.

Following the Business Combination, Old Nukk stockholders own approximately 78.3% of the Combined Company, Brilliant’s public stockholders own approximately 0.5% of the Combined Company, Brilliant’s sponsor and Brilliant’s, officers, directors and advisors (collectively the “Initial Stockholders”) own approximately 8.0% of the Combined Company.

Item 1.01. Entry into a Material Definitive Agreement.

Lock-Up Agreement

In connection with the Closing, the Sponsor, certain stockholders of Brilliant and certain former equity holders of Old Nukk (each, a “Lock-up Holder”) entered into an agreement (the “Lock-Up Agreement”), pursuant to which and subject to certain customary exceptions, during the period commencing on the date of the Closing and ending on the date that is two (2) years after the consummation of the Business Combination such Lock-up Holder agreed not to (i) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the Lock-up Shares (as defined in the Lock-Up Agreement, which shall include certain securities held by the Lock-Up Holders), (ii) enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such Lock-up Shares, whether any of these transactions are to be settled by delivery of any such Lock-up Shares, in cash or otherwise, (iii) publicly disclose the intention to make any offer, sale, pledge or disposition, or (iv) enter into any transaction, swap, hedge or other arrangement, or engage in any short sales with respect to any security of Brilliant.

The foregoing description of the Lock-Up Agreement is subject to and qualified in its entirety by reference to the full text of the Form of Lock-Up Agreement, a copy of which is included as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Registration Rights Agreement

In connection with the Closing, Nukkleus entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, Brilliant, Nukkleus and the other parties thereto agreed to, among other things, file a resale shelf registration statement registering certain of the securities held by the Holders (as defined in the Registration Rights Agreement, which includes certain stockholders of Brilliant and certain equity holders of Old Nukk) no later than 45 business days after the Closing of the Business Combination. The Registration Rights Agreement also provides certain registration rights, including customary demand registration rights and piggyback registration rights to the Holders, subject to customary exceptions, terms and conditions. Nukkleus also agreed to pay certain fees and expenses relating to registrations under the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is included as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On December 13, 2023, Brilliant held a special meeting of shareholders (the “Brilliant Special Meeting”), at which the shareholders of Brilliant considered and adopted, among other matters, a proposal to approve the Business Combination. On December 1, 2023, Old Nukk held a special meeting of shareholders (the “Old Nukk Special Meeting”), at which the shareholders of Old Nukk considered and adopted, among other matters, a proposal to approve the Business Combination.

The Business Combination was completed on December 22, 2023.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K provides that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as Brilliant was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, Nukkleus has ceased to be a shell company. Accordingly, Nukkleus is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the Combined Company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report contains statements that are forward-looking and as such are not historical facts. This includes statements that express Nukkleus’ opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “might,” “possible,” “potential,” “predicts,” “may,” “could,” “will” or “should” or, in each case, their negative or other variations or comparable terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report and include statements regarding Nukkleus’ intentions, beliefs or current expectations concerning, among other things, results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which Nukkleus operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting Nukkleus. Forward-looking statements in this Report and in any document incorporated by reference in this Report may include, for example, statements about:

●	Nukkleus has a limited operating history in an evolving and highly volatile industry, which makes it difficult to evaluate future prospects and may increase the risk that Nukkleus will not be successful.

●	Nukkleus has experienced rapid growth recently through a series of acquisitions, and if Nukkleus does not effectively manage its growth and the associated demands on operational, risk management, sales and marketing, technology, compliance, and finance and accounting resources, Nukkleus’s business may be adversely impacted.

●	Nukkleus’s growth may not be sustainable and depends on Nukkleus’s ability to retain existing customers, attract new customers, expand product offerings, and increase processed volumes and revenue from both new and existing customers.

●	Nukkleus faces intense and increasing competition and, if Nukkleus does not compete effectively, its competitive positioning and our operating results will be harmed.

●	Nukkleus’s operating results from FXDD may fluctuate due to market forces out of Nukkleus’s control that impact demand to conduct foreign exchange transfers.

●	Cyberattacks and security breaches of Nukkleus’s systems, or those impacting customers or third parties, could adversely impact Nukkleus’s brand and reputation and its business, operating results and financial condition.

●	Any significant disruption in Nukkleus’s technology could adversely impact Nukkleus’s brand and reputation and its business, operating results, and financial condition.

●	Certain large customers provide a significant share of Nukkleus’s revenue and the termination of such agreements or reduction in business with such customers could harm our business. If Nukkleus were to lose or was unable to renew these and other client contracts at favorable terms, or if an exchange, digital asset platform or banking partners were to terminate affiliation with Nukkleus, Nukkleus’s results of operations and financial condition may be adversely affected.

●	Concerns about the environmental impacts of blockchain technology could adversely impact usage and perceptions of Nukkleus’s technology and product offerings.

●	There is no assurance that Nukkleus will maintain profitability or that its revenue and business models will be successful.

●	Nukkleus might require additional capital to support business growth, and this capital might not be available or may require shareholder approval to obtain.

●	The future development and growth of Nukkleus’s technology and product offerings are subject to a variety of factors that are difficult to predict and evaluate and may be in the hands of third parties to a substantial extent. If Nukkleus’s product offering does not grow as expected, its business, operating results, and financial condition could be adversely affected.

●	Due to unfamiliarity and some negative publicity associated with blockchain technology, Nukkleus’s customer base may lose confidence in products and services that use blockchain technology.

●	Nukkleus’s Platforms are an innovative product that is difficult to analyze vis-à-vis existing financial services laws and regulations around the world. The product involves certain risks, including reliance on third parties, which could limit or restrict Nukkleus’s ability to offer the product in certain jurisdictions.

●	Nukkleus is subject to an extensive and highly-evolving regulatory landscape, and any adverse changes to, or our failure to comply with, any laws and regulations could adversely affect Nukkleus’s brand, reputation, business, operating results, and financial condition.

●	Nukkleus’s intellectual property rights are valuable, and any inability to protect them could adversely impact Nukkleus’s business, operating results, and financial condition.

●	other factors detailed under the section entitled “Risk Factors” beginning on page 37 of the Joint Proxy Statement/Prospectus, which are incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by Nukkleus from time to time with the SEC. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on Nukkleus. There can be no assurance that future developments affecting Nukkleus will be those that Nukkleus has anticipated. Nukkleus undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

Nukkleus’ business is described in the Joint Proxy Statement/Prospectus in the section titled “Information aboutNukkleus” beginning on page 160, which is incorporated herein by reference.

Risk Factors

The risks associated with Nukkleus’ business are described in the Joint Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 37 and are incorporated herein by reference. A summary of the risks associated with Nukkleus’ business is also included on pages 31-33 of the Joint Proxy Statement/Prospectus under the heading “Summary Risk Factors” and is incorporated herein by reference.

Financial Information

The financial information of Old Nukk as of and for the years ended September 30, 2022 and September 30, 2021, is described in the Joint Proxy Statement/Prospectus in the sections titled “Selected Historical Financial Data of Nukkleus” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Nukkleus,” beginning on pages 34 and 167 thereof, respectively, and are incorporated herein by reference.

The financial information of Brilliant as of and for the years ended December 31, 2022 and December 31, 2021, is described in the Joint Proxy Statement/Prospectus in the sections titled “Selected Historical Consolidated Financial Data of Brilliant” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Brilliant,” beginning on pages 35 and 184 thereof, respectively, and are incorporated herein by reference.

The financial information of Old Nukk as of and for the three and nine month periods ended June 30, 2023, is described in Old Nukk’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, and filed with the SEC on August 14, 2023, and is incorporated herein by reference.

The financial information of Brilliant as of and for the three and six month periods ended June 30, 2023, is described in Brilliant’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, and filed with the SEC on August 18, 2023, and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information of Old Nukk and Brilliant as of, and for the years ended, September 30, 2022, and September 30, 2021 and for the three and nine month periods ended June 30, 2023, is described in the Joint Proxy Statement/Prospectus in the section titled “Unaudited Pro Forma Condensed Combined Financial Information,” beginning on page 189, and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosures contained in the Joint Proxy Statement/Prospectus in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Nukkleus” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Brilliant,” beginning on pages 167 and 184, respectively, which are incorporated herein by reference.

Reference is made to the disclosures contained in Old Nukk’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, and filed with the SEC on August 14, 2023, in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and is incorporated herein by reference.

Reference is made to the disclosures contained in Brilliant’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, and filed with the SEC on August 18, 2023, in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and is incorporated herein by reference.

Properties

Nukkleus’ facilities are described in the Joint Proxy Statement/Prospectus in the section titled “Information about Nukkleus - Corporate Office,” beginning on page 166, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to Nukkleus regarding the beneficial ownership of Nukkleus Common Stock immediately following consummation of the Business Combination by (i) each person who is the beneficial owner of more than 5% of the outstanding shares of Nukkleus Common Stock, (ii) each of Nukkleus’ named executive officers and directors, and (iii) all of Nukkleus’ executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, Nukkleus believes that each person listed below has sole voting and investment power with respect to such shares.

The beneficial ownership of Nukkleus Common Stock is based on 13,899,713 shares of Nukkleus Common Stock issued and outstanding immediately following consummation of the Business Combination. References to “common stock” in the table below and its related footnotes are to the Nukkleus Common Stock.

	Assuming Maximum Redemptions
Name and Address of Beneficial Owner(1)	Number of Shares	% of Class
Emil Assentato(5)	5,369,526	38.6%
Jamal Khurshid(2)	1,079,227	7.8%
Tony Porcheron(3)	25,017	*
Nicholas Gregory(3)	70,010	*
Brian Schwieger	-	*
Daniel Marcus	-	*
Brian Ferrier	5,000	*
All directors and executive officers post-Business Combination as a group (8 individuals)	6,548,780	47.1%
Nisun Investment Holding Limited(4)	1,635,164	11.8%
Dr. Peng Jiang(4)	1,635,164	11.8%

*	Less than 1%.
(1)	The business address of each of the individuals is c/o Nukkleus Inc., 525 Washington Blvd, Jersey City, New Jersey 07310.
(2)	Mr. Khurshid’s beneficial ownership includes 836,953 shares of common held directly and 242,274 shares held through Aurora Holdings PCC Limited.
(3)	Mr. Porcheron’s beneficial ownership includes 25,017 shares of common stock issuable upon exercise of options in the combined company.
(4)	Dr. Peng Jiang, has voting and dispositive power over the shares held by Nisun Investment Holding Limited and therefore may be deemed to be the beneficial owner of the securities held by such entity. The business address of each of Nisun Investment Holding Limited is 99 Dan Ba Road, C-9 Putuo District, Shanghai, Peoples Republic of China 200062.
(5)	Consists of (i) 3,892,792 shares of common stock held by Mr. Assentato directly, (ii) 757,678 shares held by FXDirectDealer, LLC, and (iii) 719,056 shares held by Global Elite Holdings Ltd. Mr. Assentato has voting and dispositive power over the shares held directly by FXDirectDealer, LLC and Global Elite Holdings Ltd. Mr. Assentato disclaims any beneficial ownership of the securities held by FXDirectDealer, LLC and Global Elite Holdings Ltd., except to the extent of his pecuniary interest therein.

Directors and Executive Officers

Nukkleus’ directors and executive officers upon the Closing are described in the Joint Proxy Statement/Prospectus in the section titled “Directors and Executive Officers of the Combined Company After the Business Combination” beginning on page 208 thereof and that information is incorporated herein by reference.

The following persons constitute the executive officers and directors of the Combined Company following the Business Combination:

Name	Age	Position
Emil Assentato	73	Chairman and Chief Executive Officer
Jamal “Jamie” Khurshid	47	Director and Chief Operating Officer
Nicholas Gregory	48	Director
Brian Schwieger	55	Director
Daniel Marcus	49	Director
Brian Ferrier	74	Director
Tony Porcheron	54	Chief Financial Officer

Biographical information for these individuals is set forth in the Joint Proxy Statement/Prospectus in the section titled “Directors and Executive Officers of the Combined Company after the Business Combination” beginning on page 208 thereof and is incorporated herein by reference.

All directors were elected to serve an initial term that expires at the Combined Company’s annual meeting of stockholders in 2024, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

Committees of the Board of Directors

The standing committees of Nukkleus’ Board of Directors consist of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Each of the committees reports to the Board of Directors.

The Board of Directors appointed to the Audit Committee following the Business Combination Brian Schwieger, Nicholas Gregory and Daniel Marcus, each of whom are independent directors and are “financially literate” as defined under the Nasdaq listing standards. Brian Schwieger serves as chairman of the Audit Committee. The Combined Company’s Board of Directors determined that Brian Schwieger qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC. The Audit Committee’s duties are specified in the Audit Committee Charter.

The Board of Directors appointed to the Compensation Committee following the Business Combination Brian Schwieger and Daniel Marcusl, each of whom is an independent director. Brian Schwieger serves as chairman of the Compensation Committee. The functions of the Compensation Committee will be set forth in a Compensation Committee Charter.

The Board of Directors appointed to the Nominating and Corporate Governance Committee Brian Schwieger, Nicholas Gregory and Daniel Marcus, each of whom is an independent director under NASDAQ’s listing standards. Brian Schwieger serves as the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for overseeing the selection persons to be nominated to serve on the Board of Directors. The Nominating and Corporate Governance Committee considers persons identified by its members, management, shareholders, investment bankers and others. The guidelines for selecting nominees will be specified in the Nominating and Corporate Governance Committee Charter.

Executive Compensation

Executive Compensation

Information regarding the compensation of Nukkleus’ directors and executive officers are described in the Joint Proxy Statement/Prospectus in the section titled “Directors and Executive Officers of Nukkleus” beginning on page 201 thereof and that information is incorporated herein by reference.

The board of directors of the Combined Company expects to adopt a nonemployee director compensation program (the “Director Compensation Policy”). The Director Compensation Policy will provide for an annual cash retainer for all non-employee directors, in addition to equity grants determined by the compensation committee and reimbursement for reasonable expenses incurred in connection with attending board and committee meetings.

Compensation Committee Interlocks and Insider Participation

None of Nukkleus’ executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on Nukkleus’ Board.

Certain Relationships and Related Person Transactions, and Director Independence

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Joint Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 235 thereof and are incorporated herein by reference.

Director Independence

Under NASDAQ rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of NASDAQ require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and governance committees be independent. Under the rules of NASDAQ, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that each of Nicholas Gregory, Brian Schwieger, Dan Marcus and Brian Ferrier are independent directors under the Nasdaq listing rules and Rule 10A-3.

Legal Proceedings

Reference is made to the disclosures regarding legal proceedings in the subsection of the Joint Proxy Statement/Prospectus titled “Information About Nukkleus - Legal Proceedings” beginning on page 160, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Dividends

Upon the consummation of the Business Combination, Nukkleus Common Stock and Nukkleus Warrants began trading on December 26, 2023 on the NASDAQ under the symbol “NUKK” and “NUKKW” respectively, and the Brilliant Common Stock, Brilliant Units, Brilliant Rights, and Brilliant Warrants ceased trading under the symbols BRLI, BRLIU and BRLIW. Old Nukk and Brilliant have never declared or paid any cash dividends on its common stock, and Nukkleus does not presently plan to pay cash dividends on its common stock in the foreseeable future.

Holders of Record

Following the completion of the Business Combination, Nukkleus has 13,899,713 shares of Nukkleus Common Stock outstanding that were held of record by approximately 130 holders.

Securities Authorized for Issuance Under the Nukkleus 2023 Stock Plan

Reference is made to the disclosure described in the Joint Proxy Statement/Prospectus in the section titled “Brilliant Proposal 5 - The Brilliant Incentive Plan Proposal” beginning on page 139 thereof, which is incorporated herein by reference. The Nukkleus 2023 Stock Plan and the material terms thereunder, were approved by the stockholders of Brilliant at the Special Meeting of Brilliant.

Recent Sales of Unregistered Securities

None.

Description of Registrant’s Securities to be Registered

The Nukkleus Common Stock and Warrants are described in the Joint Proxy Statement/Prospectus in the section titled “Description of the Brilliant’s Securities” and “Comparison Of Stockholders’ Rights” beginning on pages 214 and 226, respectively, thereof and that information is incorporated herein by reference.

Reference is made to the disclosures set forth in Item 3.03 of this Report relating to Nukkleus’ Amended Certificate of Incorporation and bylaws and that information is incorporated herein by reference.

Indemnification of Directors and Officers

The Nukkleus Charter provides that Nukkleus shall indemnify its directors and officers to the fullest extent authorized or permitted by the DGCL as now or later amended, and the right to indemnification shall continue after such person ceases to be a director or officer and shall inure to the benefit of such person’s heirs, executors and personal and legal representatives. Nukkleus shall pay expenses in advance of the proceeding’s final disposition upon receipt of a written undertaking to repay that amount if it is ultimately determined that such director is not entitled to be indemnified.

Financial Statements and Supplementary Data

Reference is made to the information set forth under Item 9.01 of this Report and is incorporated herein by reference.

Changes in Disagreements with Accountants on Accounting and Financial Disclosure

Not applicable.

Financial Statements and Exhibits

Reference is made to the information set forth under Item 9.01 of this Report and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

On the Closing Date, Brilliant filed its Certificate of Domestication and its Certificate of Incorporation with the Secretary of State of the State of Delaware, in connection with the Domestication (the “Interim Charter”).

On the Closing Date, following the Domestication, Brilliant filed its the Amended Certificate of Incorporation with the Secretary of State of the State of Delaware, changed its name to “Nukkleus Inc.” and adopted its bylaws (the “Bylaws”).

Copies of the Interim Charter, the Amended Certificate of Incorporation and the Bylaws are included as Exhibits 3.1, 3.2 and 3.3, respectively, to this Report and are incorporated herein by reference.

The material terms of each of the Amended Certificate of Incorporation and the Bylaws and the general effect upon the rights of Brilliant’s shareholders are included in the Joint Proxy Statement/Prospectus under the sections titled “Brilliant Proposal 3 - The Brilliant Charter Amendment Proposal” and “Brilliant Proposal 4 - The Brilliant Advisory Proposal” beginning on pages 136 and 138, respectively, which are incorporated herein by reference.

Item 5.01 Changes in Control of the Registrant

The information set forth above under “Introductory Note” and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth above in the sections titled “Directors and Executive Officers,” “Executive Compensation,” “Certain Relationships and Related Person Transactions, and Director Independence” and “Indemnification of Directors and Officers” in Item 2.01 to this Report is incorporated herein by reference.

Further, in connection with the Business Combination, effective as of the Closing, Larry G. Swets, Jr. resigned from his position as Chairman of Brilliant, M. Wesley Schrader resigned from his position as Chief Executive Officer of Brilliant, Mark Penway resigned from his position as Chief Financial Officer of Brilliant and each of Larry G. Swets, Jr., M. Wesley Schrader, Hassan R. Baqar, Jeff Sutton and Ryan Turner resigned from their positions as Directors of Brilliant.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

The material terms of each of the Amended Certificate of Incorporation and the Bylaws and the general effect upon the rights of Brilliant’s shareholders are included in the Joint Proxy Statement/Prospectus under the sections titled “Brilliant Proposal 3 - The Brilliant Charter Amendment Proposal” and “Brilliant Proposal 4 - The Brilliant Advisory Charter Proposals”, beginning on pages 136 and 138, respectively, of the Joint Proxy Statement/Prospectus which are incorporated herein by reference.

Item 5.06 Change in Shell Company Status

As a result of the Business Combination, Brilliant ceased to be a shell company. Reference is made to the disclosure in the Joint Proxy Statement/Prospectus in the section entitled “Brilliant Proposal No. 1 - The Business Combination Proposal” beginning on page 104 thereof, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 22, 2023, Nukkleus issued a press release announcing the Closing of the Business Combination. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated by reference herein. On December 29, 2023, Nukkleus issued a press release regarding its planned financial infrastructure buildout, a copy of which is attached as Exhibit 99.2 as well as a Corporate Presentation, a copy of which is attached hereto as Exhibit 99.3.

The information in this Item 7.01 and Exhibits 99.1, 99.2 and 99.3 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited financial statements of Old Nukk as of the years ending September 30, 2022, and September 30, 2021, are set forth in the Joint Proxy Statement/Prospectus beginning on page F-4 and are incorporated herein by reference.

The unaudited financial statements of Old Nukk as of June 30, 2023 and for the three and nine months ended June 30, 2023 are set forth in the Proxy Statement/Prospectus on page F-42, and are incorporated herein by reference.

The unaudited financial statements of Old Nukk as of and for the three and nine month periods ended June 30, 2023, is set forth in Old Nukk’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, and filed with the SEC on August 14, 2023, and is incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of Old Nukk and Brilliant is filed as Exhibit 99.4 and is incorporated herein by reference.

(d) Exhibits:

Incorporated by Reference
Exhibit	Description	Schedule/ Form	File Number	Exhibits	Filing Date
2.1#	Amended and Restated Agreement and Plan of Merger dated as of June 23, 2023, by and among Nukkleus and Brilliant.	Form 8-K	001-39341	2.1	June 26, 2023
2.2#	First Amendment to Amended and Restated Agreement and Plan of Merger dated as of November 1, 2023, by and among Nukkleus and Brilliant.	Form 8-K	001-39341	2.2	November 2, 2023
3.1	Certificate of Incorporation of Brilliant
3.2	Certificate of Amendment to the Certificate of Incorporation
3.3	Bylaws of Nukkleus Inc.
10.1*	Nukkleus 2023 Incentive Award Plan.
10.2	Form of Registration Rights Agreement by and among Nukkleus, Brilliant and certain stockholders.	Form 8-K	001-39341	10.3	June 26, 2023
10.3	Form of Lock-Up Agreement by and among Nukkleus, Brilliant and certain stockholders.	Form 8-K	001-39341	10.2	June 26, 2023
99.1	Press Release dated December 22, 2023
99.2	Press Release dated December 29, 2023
99.3	Investor Presentation dated December 2023
99.4	Unaudited pro forma condensed combined financial information of Brilliant and Old Nukk as of June 30, 2023 and for the nine months ended June, 2023 and for the year ended September 30, 2022
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Indicates management contract or compensatory plan or arrangement.
#	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nukkleus Inc. (Registrant)

Dated: December 29, 2023	By:	/s/ Emil Assentato
	Name:	Emil Assentato
	Title:	Chief Executive Officer